SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 17, 2004


                       EASTERN AMERICAN NATURAL GAS TRUST
           (Exact name of each Registrant as specified in its Charter)


     Delaware (State or other Jurisdiction of Incorporation or Organization)


                                     1-1174
                            (Commission File Number)


                                   36-7034603
                        (IRS employer identification no.)


                              The Bank of New York
                          c/o BNY Midwest Trust Company
                       2 North LaSalle Street, Suite 1020
                             Chicago, Illinois 60602


        Registrant's telephone number, including area code: 312-827-8553

ITEM 12. Results of Operations and Financial Condition.

     (a) On May 14, 2004, Eastern American Natural Gas Trust (the "Trust") issued a press release announcing the filing of the Trust's amended annual report for the year ended December 31, 2003 and of its quarterly report for the quarter ended March 31, 2004. The text of the press release is included as
Exhibit 99.1.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        EASTERN AMERICAN NATURAL GAS TRUST

                        By: The Bank of New York, not in its individual capacity, but solely as Trustee of the Eastern American Natural Gas Trust.


                        By:  /s/ Patrick Tadie
                            -------------------------
                                 Patrick Tadie
                                         Agent
Date:    May 17, 2004

Exhibit Index

Exhibit Number             Description
--------------             -----------
99.1                       Press Release of Eastern American Natural Gas Trust

EXHIBIT 99.1

                                  Press Release


Press Release


                              For Immediate Release
                                                              05/14/2004



               EASTERN AMERICAN NATURAL GAS TRUST Announces Filing of Amended Annual Report on Form 10-K/A for the year ended December 31,
     2003 and Quarterly Report on Form 10-Q for Quarter Ended March 31, 2004

     Charleston, West Virginia, May 14, 2004- - EASTERN AMERICAN NATURAL GAS TRUST (NYSE-NGT) (CUSIP No. 276217106) (the "Trust") announced today the filing of the Trust's amended annual report for the year ended December 31, 2003 and of its quarterly report for the quarter ended March 31, 2004.

     The amended annual report is being filed to correct the gas volume estimates of net proved reserves attributable to the Trust's royalty and term net profits interests that were previously provided to the Trust and reported in the Trust's annual report on Form 10-K for the year ended December 31, 2003 (as originally filed). The filing follows the Trust's receipt of corrected estimates from its independent petroleum consultant upon completion of that consultant's review.

     The  Trust's   amended  annual  report   reflects  the  following   changed
information:

     -- The description of the Trust's underlying properties has been revised to change the approximate amount of proved developed reserves attributable to the Net Profits Interests (reflecting quantities of gas free of future costs and expenses based on estimated prices) to approximately 18,761 MMcf;

     -- The table reflecting the Proved Gas Reserves (MMcf) of the Trust and the corresponding tables in the Reserve Report of the independent petroleum engineering consulting firm has been revised to change the amounts for Royalty NPI to approximately 11,294 MMcf, for Term NPI to approximately 7,467 MMcf and for Total to approximately 18,761 MMcf; and

     -- Related and corresponding changes have been made to the tables contained in Note 7 to the Financial Statements of the Trust, titled "Supplemental Reserve Information (Unaudited)."

         For more information, call: (312) 827-8567 and leave a message describing your inquiry. A representative of the Trust will return your call.

         Note: The Trust makes no representations as to the correctness of the "CUSIP" numbers either as printed on the Units or as contained in this press release.

         Forward-Looking Statements

         Certain statements provided in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of such factors include, but are not limited to, the following: changes in gas prices, gas production levels, general economic conditions, competitive conditions, and government legislation and regulations, including changes in tax rates. Readers are cautioned to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made, and the Trust undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Any or all of the forward-looking statements that are made in Form 10-K, Form 10-K/A, Form 10-Q or any other public statements issued on behalf of the Trust may turn out to be wrong. It is important to remember that other factors besides those listed above could also adversely affect the Trust, its operating results or financial condition.


02662.0161 #486731